SA FUNDS – Investment Trust

SA Worldwide Moderate Growth Fund (the “Fund”)

Supplement dated April 12, 2018 to the
Prospectus and Statement of Additional Information,
each dated October 29, 2017, as amended

This Supplement amends information in the SA Worldwide Moderate Growth Fund Prospectus and Statement of Additional Information of the SA Funds – Investment Trust, each dated October 29, 2017, as amended. You may obtain a copy of the Prospectus or Statement of Additional Information free of charge, upon request, by calling the toll-free number 1-844-366-0905 or on the Internet at http://www.sa-funds.com.

Effective April 13, 2018, Matt Carvalho is no longer a portfolio manager of the SA Worldwide Moderate Growth Fund. Accordingly, as of April 13, 2018, all references to Matt Carvalho are hereby deleted.

You should retain this Supplement for future reference.

SA Funds–Investment Trust
SEC file number: 811-09195